NATIONWIDE MUTUAL FUNDS
Nationwide Fund
Nationwide Growth Fund
Nationwide International Value Fund
Nationwide U.S. Small Cap Value Fund

Supplement dated June 8, 2011
to the Prospectus dated March 1, 2011

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have meanings assigned to them in the Prospectus.

           Nationwide Growth Fund – Class D Shares

1.           Effective immediately, Class D shares of the Nationwide Growth Fund are available for purchase by investors who are eligible to purchase Institutional Class shares of other Nationwide Funds, as described on page 27 of the Prospectus.

2.           Front-end sales charges on Class D shares of the Nationwide Growth Fund are waived for purchasers who are eligible to purchase Institutional Class shares of other Nationwide Funds, as described on page 27 of the Prospectus.

3.           Class D shares of the Nationwide Growth Fund shall not be subject to an administrative services fee.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE